                                                                    Exhibit 99.1

                            [RENAL CARE GROUP LOGO]

                              N e w s R e l e a s e

CONTACT:    TERRY PROVEAUX
            DIRECTOR OF INVESTOR RELATIONS
            615-345-5577

                RENAL CARE GROUP ANNOUNCES SECOND QUARTER RESULTS

Nashville, Tennessee, (August 2, 2005) -- Renal Care Group, Inc. (NYSE:RCI) today announced that its non-GAAP diluted net income per share was $0.49 for the quarter ended June 30, 2005, which excludes the effect of transaction costs incurred in connection with Fresenius Medical Care AG's acquisition of the Company. Renal Care Group's GAAP diluted net income per share for the quarter was $0.40, which includes the effect of these transaction-related costs.

      Gary A. Brukardt, Renal Care Group's president and chief executive officer, commented, "We are pleased to report solid financial results for the quarter that reflect the continued strength of our operations. We are continuing the process of completing the transaction with Fresenius Medical Care that we announced on May 3, 2005. We are responding to the Federal Trade Commission's request for additional information, and our Special Meeting of Shareholders to vote on the merger agreement is scheduled for August 24, 2005. We expect that the transaction will close in the fourth quarter of this year."

      For the three months ended June 30, 2005, Renal Care Group's net revenue increased 12.8% to $384.3 million compared with net revenue of $340.9 million for the same period in 2004. During the second quarter of 2005, the Company recorded an after-tax charge of $6.4 million, or $0.09 per diluted share, related to transaction costs incurred by the Company in connection with Fresenius Medical Care AG's acquisition of the Company. Due largely to that charge, GAAP net income for the second quarter of 2005 decreased $1.0 million, or 3.3%, to $28.2 million compared with net income of $29.2 million in the second quarter of 2004. GAAP diluted net income per share for the second quarter of 2005 decreased 4.8% to $0.40 compared with diluted net income per share of $0.42 in the same quarter of 2004. Excluding the effect of the transaction-related costs, non-GAAP net income for the quarter increased $5.4 million, or 18.5%, to $34.6 million, or $0.49 per diluted share.

      For the six months ended June 30, 2005, Renal Care Group's net revenues increased 22.5% to $757.8 million compared with net revenues of $618.9 million for the same period in 2004. GAAP net income for the first half of 2005 rose 4.4% to $61.8 million compared with GAAP net income of $59.3 million in the first half of 2004. GAAP diluted net income per share for the six months ended June 30, 2005, increased 4.8% to $0.88 compared with GAAP diluted net income per share of $0.84 in the same period of 2004.

                                     -MORE-

RCI Announces Second Quarter Results
Page 2
August 2, 2005

      GAAP results for the six months ended June 30, 2005, give effect to the after-tax charge of $0.09 per diluted share related to transaction costs associated with the Company's sale to Fresenius Medical Care AG. Excluding the effect of these costs, non-GAAP net income for the six months ended June 30, 2005, was $68.2 million, or $0.97 per diluted share. GAAP results for the six months ended June 30, 2004, also give effect to resolutions of contractual issues with payors that were unusual in amount and timing, which favorably impacted earnings per share by $0.04 per diluted share. Excluding the effect of these resolutions, non-GAAP net income for the six months ended June 30, 2004, was $56.4 million, or $0.80 per diluted share.

      Renal Care Group has decided to present the non-GAAP information in this press release to give investors a means of comparing the Company's normalized operational performance for the first half of 2005 with its normalized operational performance in the same period in 2004, before the impact of the transaction costs and the resolutions of the payor contract issues. A reconciliation between the non-GAAP results and the Company's GAAP results accompanies this press release.

      Renal Care Group will hold a conference call to discuss this press release on Wednesday, August 3, 2005, at 11:00 a.m. Eastern Time. A listen-only simulcast of the conference call to discuss this press release will be available online at the Company's website at www.renalcaregroup.com.

      Renal Care Group, Inc. is a specialized dialysis services company that provides care to patients with kidney disease. The Company serves over 31,900 patients at more than 450 outpatient dialysis facilities in addition to providing acute dialysis services at more than 210 hospitals. Over 9,200 associates provide services across the Company's 34-state network. More information about Renal Care Group, Inc. may be found at www.renalcaregroup.com.

      Certain statements in this press release, particularly those of Mr. Brukardt constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are usually preceded by words like expect, plan, intend, believe, will and the like, include statements that necessarily depend on future events. These forward-looking statements reflect management's expectations and are based upon currently available information. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Renal Care Group to differ materially from those expressed in or implied by the forward-looking statements, including risks related to: the conditions to completion of our transaction with Fresenius Medical Care; the dependence of our profits on the services we provide to a small number of patients who have private insurance; risks related to the drug Epogen (EPO); changes in the Medicare and Medicaid programs; changes in the health care delivery, financing or reimbursement systems; compliance with health care and other applicable laws; and the integration of acquired companies. These and other factors affecting the Company are discussed in more detail in Renal Care Group's reports filed with the Securities and Exchange Commission, including without limitation Renal Care Group's annual report on Form 10-K for the year ended December 31, 2004, and any quarterly reports on Form 10-Q filed after that annual report. Copies of these filings are available from Renal Care Group upon request.

                                     -MORE-

RCI Announces Second Quarter Results
Page 3
August 2, 2005

                             RENAL CARE GROUP, INC.
               UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                       THREE MONTHS ENDED           SIX MONTHS ENDED
                                                             JUNE 30,                   JUNE 30,
                                                     ----------------------      ----------------------
                                                       2005          2004          2005          2004
                                                     --------      --------      --------      --------
Net revenue                                          $384,329      $340,854      $757,838      $618,882

Operating costs and expenses:
   Patient care costs                                 254,854       229,849       501,433       409,221
   General and administrative expenses                 36,061        27,341        66,692        50,017
   Provision for doubtful accounts                      8,947         8,049        17,150        15,159
   Depreciation and amortization                       17,775        14,900        34,562        27,063
                                                     --------      --------      --------      --------
     Total operating costs and expenses               317,637       280,139       619,837       501,460

Income from operations                                 66,692        60,715       138,001       117,422

Interest expense, net                                   7,981         5,765        15,242         6,730
                                                     --------      --------      --------      --------

Income before minority interest and income taxes       58,711        54,950       122,759       110,692

Minority interest                                       9,132         7,690        18,494        14,904
                                                     --------      --------      --------      --------

Income before income taxes                             49,579        47,260       104,265        95,788

Provision for income taxes                             21,362        18,077        42,416        36,518
                                                     --------      --------      --------      --------

Net income                                           $ 28,217      $ 29,183      $ 61,849      $ 59,270
                                                     ========      ========      ========      ========

Diluted net income per share                         $   0.40      $   0.42      $   0.88      $   0.84
                                                     ========      ========      ========      ========

Diluted weighted average shares outstanding            70,780        69,227        70,571        70,225
                                                     ========      ========      ========      ========

                                     -MORE-

RCI Announces Second Quarter Results
Page 4
August 2, 2005

                             RENAL CARE GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                   JUNE 30,       DECEMBER 31,
                                                                     2005             2004
                                                                 ------------     ------------
                                                                 (unaudited)
ASSETS:

Current assets:
   Cash and cash equivalents                                     $    12,642      $    17,931
   Accounts receivable, net                                          288,681          275,373
   Other current assets                                               97,715           79,780
                                                                 -----------      -----------
     Total current assets                                            399,038          373,084

Property, plant and equipment, net                                   350,918          316,532
Goodwill, intangible assets and other assets, net                    854,428          739,364
                                                                 -----------      -----------

     TOTAL ASSETS                                                $ 1,604,384      $ 1,428,980
                                                                 ===========      ===========

LIABILITIES AND STOCKHOLDERS' EQUITY:

Total current liabilities                                        $   261,240      $   243,905
Long-term debt, net of current portion                               563,885          479,645
Other long-term liabilities                                          121,232          113,309
                                                                 -----------      -----------
     Total liabilities                                               946,357          836,859
                                                                 -----------      -----------

Stockholders' equity:
   Common stock, $0.01 par value, 150,000 shares authorized,
     82,868 and 82,317 shares issued, respectively                       829              823
   Treasury stock, 14,766 and 14,514 shares, respectively           (381,635)        (372,249)
   Additional paid-in capital                                        424,422          411,888
   Retained earnings                                                 613,712          551,863
   Accumulated other comprehensive income (loss), net of tax             699             (204)
                                                                 -----------      -----------

     Total stockholders' equity                                      658,027          592,121
                                                                 -----------      -----------

     TOTAL LIABILITIES AND
        STOCKHOLDERS' EQUITY                                     $ 1,604,384      $ 1,428,980
                                                                 ===========      ===========

                                     -MORE-

RCI Announces Second Quarter Results
Page 5
August 2, 2005

                             RENAL CARE GROUP, INC.
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                              SIX MONTHS ENDED
                                                                                  JUNE 30,
                                                                         -------------------------
                                                                            2005           2004
                                                                         ----------     ----------
Operating Activities:
   Net income                                                            $  61,849      $  59,270
   Adjustments to reconcile net income to
     net cash provided by operating activities:
       Depreciation and amortization                                        34,562         27,063
       Loss on sale of property and equipment                                  197            564
       Distributions to minority shareholders                              (13,316)        (9,906)
       Income applicable to minority interest                               18,494         14,904
       Deferred income taxes                                                 1,147          7,889
       Changes in operating assets and liabilities,
         net of effects from acquisitions                                   (9,964)       (18,605)
                                                                         ---------      ---------
           Net cash provided by operating activities                        92,969         81,179
                                                                         ---------      ---------

Investing Activities:
   Purchases of property and equipment                                     (47,087)       (45,031)
   Cash paid for acquisitions, net of cash acquired                       (144,170)      (230,746)
   Change in other assets                                                    2,540         (5,299)
                                                                         ---------      ---------
           Net cash used in investing activities                          (188,717)      (281,076)
                                                                         ---------      ---------

Financing Activities:
   Net proceeds from issuance of long-term debt                            100,000        325,000
   Payments on long-term debt                                              (10,157)        (4,063)
   Net borrowings (payments) under line of credit and capital leases         1,532         (2,101)
   Net proceeds from issuance of common stock                                8,470         12,793
   Repurchase of treasury shares                                            (9,386)      (137,845)
                                                                         ---------      ---------
           Net cash provided by financing activities                        90,459        193,784
                                                                         ---------      ---------

Decrease in cash and cash equivalents                                       (5,289)        (6,113)

Cash and cash equivalents at beginning of period                            17,931         50,295
                                                                         ---------      ---------

Cash and cash equivalents at end of period                               $  12,642      $  44,182
                                                                         =========      =========

RCI Announces Second Quarter Results
Page 6
August 2, 2005

                             RENAL CARE GROUP, INC.
                  SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATION
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              THREE MONTHS ENDED
                                                                JUNE 30, 2005
                                                     -----------------------------------
                                                                                  Non-
                                                      GAAP(1)     Difference     GAAP(2)
                                                     --------     ----------    --------
Net revenue                                          $384,329     $      -      $384,329

Operating costs and expenses:
   Patient care costs                                 254,854            -       254,854
   General and administrative expenses                 36,061       (6,700)       29,361
   Provision for doubtful accounts                      8,947            -         8,947
   Depreciation and amortization                       17,775            -        17,775
                                                     --------     --------      --------
     Total operating costs and expenses               317,637       (6,700)      310,937

Income from operations                                 66,692        6,700        73,392
Interest expense, net                                   7,981            -         7,981
                                                     --------     --------      --------

Income before minority interest and income taxes       58,711        6,700        65,411
Minority interest                                       9,132            -         9,132
                                                     --------     --------      --------

Income before income taxes                             49,579        6,700        56,279
Provision for income taxes                             21,362          339        21,701
                                                     --------     --------      --------

Net income                                           $ 28,217     $  6,361      $ 34,578
                                                     ========     ========      ========

Diluted net income per share                         $   0.40     $   0.09      $   0.49
                                                     ========     ========      ========

Weighted average shares outstanding                    70,780       70,780        70,780
                                                     ========     ========      ========

(1) Reported operating results in accordance with accounting principles generally accepted in the United States (GAAP).

(2) Non-GAAP amounts exclude transaction costs associated with the Company's sale to Fresenius Medical Care AG recorded in the second quarter of 2005 and the related tax effect.

                                     -MORE-

RCI Announces Second Quarter Results
Page 7
August 2, 2005

                             RENAL CARE GROUP, INC.
                  SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATION
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2005
                                                     -----------------------------------
                                                                                  Non-
                                                      GAAP(3)     Difference     GAAP(4)
                                                     --------     ----------    --------
Net revenue                                          $757,838     $      -      $757,838

Operating costs and expenses:
   Patient care costs                                 501,433            -       501,433
   General and administrative expenses                 66,692       (6,700)       59,992
   Provision for doubtful accounts                     17,150            -        17,150
   Depreciation and amortization                       34,562            -        34,562
                                                     --------     --------      --------
     Total operating costs and expenses               619,837       (6,700)      613,137

Income from operations                                138,001        6,700       144,701
Interest expense, net                                  15,242            -        15,242
                                                     --------     --------      --------

Income before minority interest and income taxes      122,759        6,700       129,459
Minority interest                                      18,494            -        18,494
                                                     --------     --------      --------

Income before income taxes                            104,265        6,700       110,965
Provision for income taxes                             42,416          339        42,755
                                                     --------     --------      --------

Net income                                           $ 61,849     $  6,361      $ 68,210
                                                     ========     ========      ========

Diluted net income per share                         $   0.88     $   0.09      $   0.97
                                                     ========     ========      ========

Weighted average shares outstanding                    70,571       70,571        70,571
                                                     ========     ========      ========

(3) Reported operating results in accordance with accounting principles generally accepted in the United States (GAAP).

(4) Non-GAAP amounts exclude transaction costs associated with the Company's sale to Fresenius Medical Care AG recorded in the second quarter of 2005 and the related tax effect.

                                     -MORE-

RCI Announces Second Quarter Results
Page 8
August 2, 2005

                             RENAL CARE GROUP, INC.
                  SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATION
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    SIX MONTHS ENDED
                                                                     JUNE 30, 2004
                                                     --------------------------------------------
                                                        GAAP(5)       Difference     Non-GAAP(6)
                                                     -------------  --------------  -------------
Net revenue                                          $     618,882  $      (4,700)  $     614,182

Operating costs and expenses:
   Patient care costs                                      409,221              -         409,221
   General and administrative expenses                      50,017              -          50,017
   Provision for doubtful accounts                          15,159              -          15,159
   Depreciation and amortization                            27,063              -          27,063
                                                     -------------  -------------   -------------
     Total operating costs and expenses                    501,460              -         501,460

Income from operations                                     117,422         (4,700)        112,722
Interest expense, net                                        6,730              -           6,730
                                                     -------------  -------------   -------------

Income before minority interest and income taxes           110,692         (4,700)        105,992
Minority interest                                           14,904              -          14,904
                                                     -------------  -------------   -------------

Income before income taxes                                  95,788         (4,700)         91,088
Provision for income taxes                                  36,518         (1,786)         34,732
                                                     -------------  -------------   -------------

Net income                                           $      59,270  $      (2,914)  $      56,356
                                                     =============  =============   =============

Diluted net income per share                         $        0.84  $       (0.04)  $        0.80
                                                     =============  =============   =============

Weighted average shares outstanding                         70,225         70,225          70,225
                                                     =============  =============   =============

(5) Reported operating results in accordance with accounting principles generally accepted in the United States (GAAP).

(6) Non-GAAP amounts exclude resolutions of payor contract issues recorded in the first quarter of 2004 that were unusual in amount and timing and the related tax effect.

                                     -MORE-

RCI Announces Second Quarter Results
Page 9
August 2, 2005

                             RENAL CARE GROUP, INC.
    SUPPLEMENTAL OPERATING DATA AND RECONCILIATION OF NET INCOME TO EBITDA(1)
            (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT OPERATING DATA)

                                                    THREE MONTHS ENDED                 SIX MONTHS ENDED
                                                          JUNE 30,                         JUNE 30,
                                               ----------------------------      ----------------------------
                                                   2005             2004             2005             2004
                                               -----------      -----------      -----------      -----------
OPERATING DATA:

Patients                                           31,949           28,748           31,949           28,748
Treatments                                      1,198,595        1,095,250        2,344,828        1,955,499
Same-market treatment growth                          2.5%             3.7%             2.7%             3.6%
Same-market revenue growth                            5.6%             7.0%             5.8%             7.6%
Patient revenue per treatment                  $      320       $      311       $      322       $      316

RECONCILIATION OF NET INCOME TO EBITDA(1):

Net income                                     $   28,217       $   29,183       $   61,849       $   59,270
Depreciation and amortization                      17,775           14,900           34,562           27,063
Interest expense, net                               7,981            5,765           15,242            6,730
Minority interest                                   9,132            7,690           18,494           14,904
Provision for income taxes                         21,362           18,077           42,416           36,518
                                               ----------       ----------       ----------       ----------
EBITDA(1)                                      $   84,467       $   75,615       $  172,563       $  144,485
                                               ==========       ==========       ==========       ==========

(1) The Company defines EBITDA as net earnings or loss before minority interest, interest expense (net), provision for income taxes, depreciation and amortization and all non-cash charges. The Company includes EBITDA because it generally considers EBITDA to be a good indicator of the Company's ability to generate cash flow in order to fund liabilities and reinvest in the Company and its business. EBITDA is not a measurement of financial performance under GAAP and should not be considered a substitute for net income or loss as a measure of performance, or to cash flow as a measure of liquidity.

                                      -END-